UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2021

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One New York Plaza New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 3, 2021, Revlon, Inc. (the “Company”) held its 2021 Annual Stockholders' Meeting (the "Meeting") at which the Company's stockholders:

1.
approved the election of the following persons as members of the Company’s Board of Directors to serve until the next annual stockholders’ meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, E. Scott Beattie, Alan Bernikow, Kristin Dolan, Cristiana Falcone, Ceci Kurzman, Victor Nichols, Debra Perelman and Barry Schwartz;

2.	ratified the Audit Committee’s selection of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for 2021; and

3.	approved the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan.

The following is a tabulation of the votes cast at the Meeting with respect to each proposal:

Proposal No. 1 – the annual Election of Directors:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ronald O. Perelman (Chairman)	47,190,706	1,592,983	1,640,523
E. Scott Beattie	48,161,361	622,328	1,640,523
Alan Bernikow	46,839,616	1,944,073	1,640,523
Kristin Dolan	46,798,760	1,984,929	1,640,523
Cristiana Falcone	48,584,056	199,633	1,640,523
Ceci Kurzman	46,981,719	1,801,970	1,640,523
Victor Nichols	46,974,289	1,809,400	1,640,523
Debra Perelman	47,326,229	1,457,460	1,640,523
Barry Schwartz	47,607,601	1,176,088	1,640,523

Proposal No. 2 – the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021*:

	Votes For	Votes Against	Abstentions
Ratification of KPMG	50,346,343	22,001	55,868

*There were no broker non-votes with respect to the ratification of the Audit Committee’s selection of KPMG, as this was a “routine” proposal.

Proposal No. 3 – approval of the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan	48,586,807	39,034	157,848	1,640,523

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Grace Fu
Grace Fu
Deputy General Counsel & Corporate Secretary

June 4, 2021